SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of November 6, 2003, by and among VA Software Corporation, a Delaware corporation, with headquarters located at 47071 Bayside Parkway, Fremont, California 94538 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

         WHEREAS:

         A. The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act;

         B. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate amount of shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock") set forth opposite such Buyer's name in column (3) on the Schedule of Buyers (which aggregate amount for all Buyers together shall be $15,000,000 and shall collectively be referred to herein as the "Common Shares") and (ii) warrants, in substantially the form attached hereto as Exhibit A (the "Warrants"), to acquire that number of shares of Common Stock set forth opposite such Buyer's name in column (4) on the Schedule of Buyers (which aggregate amount for all Buyers together shall be 705,883 shares of Common Stock) (as exercised, collectively, the "Warrant Shares");

         C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights with respect to the Common Shares, and the Warrant Shares under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

         D.  The  Common   Shares,   the  Warrants  and  the  Warrant  Shares
collectively are referred to herein as the "Securities".

     NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

         1. PURCHASE AND SALE OF COMMON SHARES AND WARRANTS.

                  (a) Purchase of Common Shares and Warrants.

         Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), the number of Common Shares as is set forth opposite such Buyer's name in column (3) on the Schedule of Buyers, along with Warrants to acquire that number of Warrant Shares as is set forth opposite such Buyer's name in column (4) on the Schedule of Buyers (the "Closing").

                  (b) Purchase Price. The purchase price for each Buyer (the "Purchase Price") of the Common Shares and related Warrants to be purchased by each such Buyer at Closing shall be equal to $4.25 for each Common Share and related Warrants being purchased by such Buyer at the Closing.

                  (c)  Closing  Date.  The  date and  time of the  Closing  (the
"Closing Date") shall be 9:00 a.m., local time, on the date hereof after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later time and date as is mutually agreed to by the Company and each Buyer) at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

                  (d) Form of Payment. On the Closing Date, (i) each Buyer shall pay its Purchase Price to the Company for the Common Shares and Warrants to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, (ii) the Company shall deliver to each Buyer the Warrants (in the amounts as such Buyer shall request) such Buyer is purchasing, duly executed on behalf of the Company and registered in the name of such Buyer or its designee, and (iii) the Company shall authorize its transfer agent (the "Transfer Agent") to issue each Buyer one or more stock certificates or credit shares to the applicable balance account registered in the name of such Buyer, respectively, the number of shares set forth opposite such Buyer's name in column (3) on the Schedule of Buyers, which shall bear the following legend referring to the fact that the Shares were sold in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 under the Securities Act:

   [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE
   ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR (B) AN OPINION OF COUNSEL, IN FORM REASONABLY SATISFACTORY TO VA SOFTWARE, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

         2. BUYER'S REPRESENTATIONS AND WARRANTIES.

         Each Buyer represents and warrants with respect to only itself that:

                  (a) No Public Sale or Distribution; Prior Sales. Such Buyer is
(i) acquiring the Common Shares and the Warrants and (ii) upon exercise of the Warrants will acquire the Warrant Shares issuable upon exercise thereof, in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act and has no agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with this Agreement, the Registration Rights Agreement, and with federal and state securities laws applicable to such transfer, sale or disposition.

                  (b) Investor Status.

                           (i) Such Buyer is an  "accredited  investor"  as that
term is defined in Rule 501(a) of Regulation D.

                           (ii)  Buyer  is   knowledgeable,   sophisticated  and
experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares.

                           (iii) The  Purchaser  has  completed  or caused to be
completed the Stock  Certificate  Questionnaire  and the Registration  Statement
Questionnaire, attached to this Agreement as Appendices I and II, for use in preparation of the Registration Statement (as defined in Section 7.3 below), and the answers to the Questionnaires are true and correct in all material respects as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement; provided that the Purchasers shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

                  (c) Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

                  (d) Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances, and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained herein. Such

Buyer understands that its investment in the Securities involves a high degree of risk and is able to afford a complete loss of such investment. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Such Buyer has, in connection with its decision to purchase the number of shares and warrant shares set forth on the Schedule of Buyers relied solely upon the representations and warranties of the Company in this Agreement, the SEC Documents (as defined below) and publicly available information.

                  (e) No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                  (f) Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance (including such representations and warranties as may be requested by the Company) that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, "Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Securities may be pledged in connection with a bona fide margin account or other loan secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2(f); provided, that in order to make any sale, transfer or assignment of Securities, such Buyer and its pledgee makes such disposition in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

                  (g) Legends. Such Buyer understands that the certificates or other instruments representing the Common Shares and the Warrants and, until such time as the resale of the Common Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Warrant Shares, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the form set forth in Section 1(d) (and a stop-transfer order may be placed against transfer of such stock certificates). The legend set forth in Section 1(d) shall be removed if, unless otherwise required by state securities laws, (i) such Securities are registered for sale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the 1933 Act and that such legend is no longer required, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144. The Company shall, and shall use commercially reasonable efforts to cause its transfer agent to, promptly process requests for transfer or de-legending of Shares or certificates representing Shares in compliance with this Agreement.

                  (h) Validity; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate or LLC action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Purchaser pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Purchaser is a party or by which it or any of them may be bound, or to which any of the property or assets of the Purchaser is subject, nor will such action result in any violation of the provisions of the charter or bylaws, or other organizational documents, of the Purchaser or any applicable statute, law, rule, regulation, ordinance, decision, directive or order applicable to the Purchaser or its property or assets.

                  (i) Residency. Such Buyer is a resident of that country or state specified below its address on the Schedule of Buyers.

                  (j) Certain Trading Limitations. Each Buyer agrees that prior to the earlier to occur of (a) 90 days from the Closing Date and (b) the effective date of the registration statement to be filed in connection with the sale of the Shares, it will not enter into any Short Sales. For purposes of this Agreement, a "Short Sale" by a Buyer means a sale of Common Stock that is marked as a short sale and that is executed at a time when such Buyer has no equivalent offsetting long position in the Common Stock. For purposes of determining whether a Buyer has an equivalent offsetting long position in the Common Stock, all Common Stock that would be issuable upon exercise in full of all Securities then held by such Buyer (assuming that such Securities were then fully exercisable, notwithstanding any provisions to the contrary, and giving effect to any exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Buyer.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         Except as set forth on the Schedule of Exemptions attached hereto as Exhibit C, the Company represents and warrants to each of the Buyers as of the date hereof and as of the Closing Date that:

                  (a) Organization and Qualification. Each of the Company and its Subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and each Subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business affairs, properties, assets or results of operations of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). For purposes of this Agreement, "Subsidiary" means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest which would require such entity to be consolidated in its financial statements. The Company has no Subsidiaries except as set forth on the Schedule of Exceptions.

                  (b) Authorization;  Enforcement; Validity. The Company has the
requisite   corporate  power  and  authority  to  enter  into  and  perform  its obligations  under  this  Agreement,  the  Registration  Rights  Agreement,  the
Irrevocable Transfer Agent Instructions (as defined in Section 5(b)), the Warrants and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents") and, to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Common Shares and the Warrants and the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise thereof have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies, or (ii) as any rights to indemnity or contribution under the Transaction Documents may be limited by federal and state securities laws and public policy consideration. As of the Closing, the Transaction Documents dated after the date hereof and required to have been executed and delivered with respect to the Closing shall have been duly executed and delivered by the Company, and shall constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditor's rights and remedies or (ii) as any rights to indemnity or contribution under the Transaction Documents may be limited by federal and state securities laws and public policy consideration.

                  (c) Issuance of Securities. The Common Shares and Warrants are duly authorized and, upon issuance in accordance with the terms hereof, shall be free from all taxes, liens and encumbrances with respect to the issue thereof. As of the Closing Date, the Company shall have duly authorized and reserved for issuance a number of shares of Common Stock which equals the number of Warrant Shares. The Company shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Capital Stock, solely for the purpose of effecting the exercise of the Warrants, 120% of the number of shares of Common Stock issuable upon exercise of the Warrants. Upon exercise in accordance with the Warrants, the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of each of the representations and warranties set forth in Section 2 hereof, the issuance by the Company of the Securities in conformance with this Agreement is exempt from the registration requirements of Section 5 of the 1933 Act.

                  (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares and Warrants and reservation for issuance and issuance of the Warrant Shares) will not (i) result in a violation of the certificate of incorporation, any certificate of designations, preferences and rights of any outstanding series of preferred stock or Bylaws of the Company or any Subsidiary or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement filed with the SEC Documents, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Nasdaq National Market (the "Principal Market")) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, except in the case of clauses (ii) and (iii), for such breaches or defaults as would not be reasonably expected to have a Material Adverse Effect.

                  (e) Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date. The Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts that would reasonably lead to delisting or suspension of the Common Stock in the next 12 months.

                  (f) Acknowledgment Regarding Buyer's Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and in reliance on the representations and warranties of each Buyer hereunder.

                  (g) No General Solicitation; Placement Agent's Fees. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim.

                  (h) No Integrated Offering. None of the Company, any Subsidiary, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company or any Subsidiary, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would cause the offering of the Securities to be integrated with other offerings for purposes of any registration requirement under the 1933 Act or any applicable rules of the Principal Market.

                  (i) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation (as defined in Section 3(q)) or the laws of the state of its incorporation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and any Buyer's ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

                  (j) SEC Documents; Financial Statements. Since July 31, 2002, the Company has timely filed all reports, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof or prior to the date of the Closing, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of the date filed, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto and have been prepared in accordance with United States generally accepted accounting principles ("GAAP"), consistently applied, during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and each Subsidiary as of the dates indicated and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                  (k) Absence of Certain Changes. Except as disclosed in the Schedule of Exceptions, since July 31, 2003, there has been no material adverse change and no material adverse development in the business affairs, properties, assets, or results of operations of the Company or any Subsidiary. Since July 31, 2003, the Company has not (i) declared or paid any dividends or (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business. The Company has not filed for protection pursuant to any bankruptcy law nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so within the next 12 months. The Company currently is not and, after giving effect to the transactions contemplated hereby to occur at each Closing, will not be Insolvent (as defined below). For purposes of this Section 3(k), "Insolvent" means (i) the present fair saleable value of the Company's assets is less than the amount required to pay the Company's total indebtedness, contingent or otherwise, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

                  (l) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists with respect to the Company or any Subsidiary that would be required to be disclosed by the Company on a balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP which were, individually or in the aggregate, material to the business, results or operations or financial condition of the Company taken as a whole, except (i) as has been publicly announced or (ii) as otherwise incurred in the ordinary course of business.

                  (m) Conduct of Business; Regulatory Permits. Neither the Company nor any Subsidiary is in violation of any term of or in default under its Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or Bylaws or their organizational charter or bylaws, respectively. Neither the Company nor any Subsidiary is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any Subsidiary, except for violations which would not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market. Since July 31, 2003, (i) the Common Stock has been designated for quotation or listed on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of its certificate, authorization or permit.

                  (n) Transactions With Affiliates. Except as set forth in the Company's Annual Report on Form 10-K for the year ended July 31, 2003, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

                  (o) Equity Capitalization. As of the date hereof,

                           (i)  The  authorized  capital  stock  of the  Company
consists of 250,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, par value $0.001 per share.

                           (ii) The issued and outstanding  capital stock of the
Company consists of 56,974,623 shares of Common Stock. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights.

                           (iii) The Company has reserved  20,719,465  shares of
Common Stock for issuance upon the exercise of stock options granted or available for future grant under the Company's stock option plan.

                           (iv) The Company  has  reserved  2,181,528  shares of
Common Stock for purchase under the Company's Employee Stock Purchase Plan.

         With the exception of the foregoing, there are (i) no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and there are no commitments, or agreements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock; (ii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (as defined in Section 3(q)) of the Company or any Subsidiary or by which the Company or any Subsidiary is or may become bound; (iii) except as set forth in Exhibit 10.5 of the Company's Form 10-K for the year ended July 31, 2003, there are no agreements or arrangements under which the Company or any Subsidiary is obligated to register the sale of their securities under the 1933 Act (except the Registration Rights Agreement); and
(iv) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities.

                  (p) Indebtedness and Other Contracts. Except as disclosed in the Schedule of Exceptions, neither the Company nor any Subsidiary (i) has any outstanding Indebtedness (as defined below), or (ii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect. For purposes of this Agreement: (x) "Indebtedness" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, change, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and
(z) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  (q) Absence of Litigation. Except as set forth in the Company's 10-K for the year ended July 31, 2003, there is no material action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any Subsidiary or any of the Company's or any Subsidiary's officers or directors in their capacities as such.

                  (r) Insurance. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.

                  (s) Employee Relations.

                           (i) Neither the Company nor any Subsidiary is a party
to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company.

                           (ii)  The  Company  and  its   Subsidiaries   are  in
compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                  (t) Title. The Company and its Subsidiaries have good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Neither the Company nor any Subsidiary owns any real property. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

                  (u) Intellectual Property Rights. To the knowledge of the Company, the Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights ("Intellectual Property Rights") necessary to conduct their respective businesses as now conducted. None of the Company's issued patents that are assigned to it or any Intellectual Property Rights that are material to the business of the Company have expired or terminated, or are expected to expire or terminate within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or any Subsidiary of Intellectual Property Rights of others except where such infringement would not, individually or in the aggregate, have a Material Adverse Effect on the Company. There is no claim, action or proceeding or to the knowledge of the Company, pending or being threatened, against the Company or any Subsidiary regarding its Intellectual Property Rights which could have a Material Adverse Effect. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

                  (v) Environmental  Laws. To the knowledge of the Company,  the
Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                  (w) Subsidiary Rights. The Company has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of each Subsidiary as owned by the Company.

                  (x) Taxes. The Company has filed all income tax and all other material tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

                  (y) Disclosure. To the Company's knowledge, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their respective agents or counsel with any information that constitutes or might constitute material, nonpublic information, other than information related to the transactions contemplated by this Agreement. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in the Transaction Documents.

                  (z) Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, to the extent that the foregoing are effective and applicable to the Company, except where such noncompliance would not have a Material Adverse Effect.

                  (aa) Form S-3 Eligibility. The Company is eligible to register shares of Common Stock for resale by the Buyers under Form S-3 promulgated under the 1933 Act.

         4. COVENANTS.

                  (a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

                  (b) Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports that it reasonably determines are necessary relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction.

                  (c) Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights
Agreement) upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall use reasonable best efforts to maintain the Common Stock's authorization for quotation on the Principal Market, except in connection with an Organic Change (as defined in the Warrants). The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(c).

                  (d)  Fees.  The  Company  shall  reimburse  the  Buyers in the aggregate $25,000 for the Buyers' reasonable expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereunder, which amount shall be net funded from the Purchase Price of The Riverview Group LLC at the Closing. The Company shall be responsible for the payment of any placement agent's fees or broker's commissions relating to or arising out of the transactions contemplated hereby. Except as otherwise set forth in this Agreement or in the Registration Rights Agreement, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

                  (e) Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City Time, on the first Trading Day following the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Agreement and attaching this Agreement, the form of Warrant, the Registration Rights Agreement and the press release referred to below as exhibits to such filing (the "8-K Filing"). Upon the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company, any Subsidiary or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each Subsidiary and each of its respective officers, directors, employees and agents, not to, provide any Buyer with any material nonpublic information regarding the Company or any Subsidiary from and after the filing of the 8-K Filing with the SEC without the express written consent of such Buyer; provided, however, that the foregoing obligation shall not apply in the event that the Buyer requests such material nonpublic information from the Company. Neither the Company nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated by this Agreement; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) is required by applicable law.

                  (f) Additional Registration Statements. Until such time as the Registration Statement (as defined in the Registration Rights Agreement) is declared effective by the SEC, the Company will not file a registration statement under the 1933 Act relating to securities that are not the Securities.

                  (g) Right of First Refusal. (i) For a period of one year following the Closing Date, the Company shall not issue, sell or exchange, agree or obligate itself to issue, sell or exchange or reserve or set aside for issuance, sale or exchange, (A) any shares of Common Stock, (B) any other equity security of the Company, including without limitation shares of preferred stock,
(C) any debt security of the Company (other than debt with no equity feature), including without limitation any debt security which by its terms is convertible into or exchangeable for any equity security of the Company, (D) any security of the Company that is a combination of debt and equity, or (E) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security or any such debt security of the Company, unless in each case the Company shall have first offered to sell such securities (the "Offered Securities") to the Buyers as follows: The Company shall offer to sell to each Buyer (1) that portion of the Offered Securities as the number of shares of Common Stock (including all Common Shares and Warrant Shares on an as-converted basis) then held by such Buyer and acquired pursuant to the terms of the Transaction Documents, bears to the total number of shares of Common Stock (including all shares of capital stock convertible into Common Stock on an as-converted basis) held on such date by all Buyers and acquired pursuant to the terms of the Transaction Documents (the "Basic Amount"), and (2) such additional portion of the Offered Securities as such Buyer shall indicate it will purchase should the other Buyers subscribe for less than their Basic Amounts (the "Undersubscription Amount"), at a price and on such other terms as shall have been specified by the Company in writing delivered to such Buyer (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of ten (10) Business Days from receipt of the Offer.

                           (ii) Notice of each Buyer's  intention to accept,  in
whole or in part, any Offer made pursuant to Section 4(g)(i) shall be evidenced by a writing signed by such Buyer and delivered to the Company prior to the end of the 10-day period of such offer, setting forth such of the Buyer's Basic Amount as such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubcription Amount as such Buyer shall elect to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Buyers are less than the total Offered Securities then each Buyer who has set forth Undersubscription Amounts in its Notice of Acceptance shall be entitled to purchase all Undersubcription Amounts it has subscribed for; provided, however, that should the Undersubscription Amounts subscribed for exceed the difference between the Offered Securities and the Basic Amounts subscribed for (the "Available Undersubcription Amount"), each Buyer who has subscribed for any Undersubcription Amount shall be entitled to purchase only that portion of the Available Undersubcription Amount as the Undersubcription Amount subscribed for by such Buyer bears to the total Undersubcription Amounts subscribed for by all Buyers, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

                           (iii) Permitted Sales of Refused  Securities.  In the
event that Notices of Acceptance are not given by the Buyer in respect of all the Offered Securities, the Company shall have sixty (60) days from the expiration of the period set forth in Section 4(g)(i) to close the sale of all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyer (the "Refused Securities") to the person or persons specified in the Offer, but only for cash and otherwise in all respects upon terms and conditions, including, without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other person or persons or less favorable to the Company than those set forth in the Offer.

                           (iv)  Reduction in Amount of Offered  Securities.  In
the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(g)(iii) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or other units of the Offered Securities specified in its Notice of Acceptance to an amount which shall be not less than the amount of the Offered Securities which such Buyer elected to purchase pursuant to
Section 4(g)(ii) multiplied by a fraction, (A) the numerator of which shall be the amount of Offered Securities which the Company actually proposes to sell, and (B) the denominator of which shall be the amount of all Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not sell or otherwise dispose of more than the reduced amount of the Offered Securities until such securities have been offered to the Buyers in accordance with Section 4(g).

                           (v)  Closing.  Upon each  closing  under this Section
4(g), which shall include full payment to the Company, the Buyer shall purchase from the Company, and the Company shall sell to the Buyer the number of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to
Section 4(g)(iv) if the Buyers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

                           (vi)  Further  Sale.   In  each  case,   any  Offered
Securities not purchased by the Buyers or other Person or Persons in accordance with Section 4 may not be sold or otherwise disposed of until they are again offered to the Buyers under the procedures specified in Section 4(g).

                           (vii) Exception.  The rights of the Buyers under this
Section 4(g) shall not apply to: (A) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock, (B) shares of Common Stock issued upon exercise of the Warrants or issued upon conversion or exercise of any other currently outstanding securities of the Company pursuant to the terms of such securities, (C) pursuant to a bona fide underwritten firm commitment public offering with a nationally recognized underwriter which generates gross proceeds to the Company in excess of $20,000,000 (other than an "at the market offering" as defined in Rule 415(a)(4) under the 1933 Act and "equity lines"), (D) in connection with any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director of, or consultant or other service provider to, the Company for services provided to the Company, (E) securities of the Company issued in connection with the acquisition of any Person (whether by merger, purchase of stock or assets or otherwise) the primary purpose of which is not to raise capital and (F) securities of the Company issued in connection with one or more strategic partnerships or joint ventures in which there is a significant commercial relationship with the Company and (G) securities of the Company where the principal purpose of the issuance, sale or exchange is not capital fund raising (collectively, "Excluded Securities").

         5. REGISTER; TRANSFER AGENT INSTRUCTIONS.

                  (a) Register. The Company shall maintain at its principal executive offices or its transfer agent (or such other office or agency of the Company as it may designate by notice to each holder of Warrants), a register for the Warrants, in which the Company shall record the name and address of the Person in whose name the Warrants have been issued (including the name and address of each transferee), and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for reasonable inspection of any Buyer or its legal representatives.

                  (b) Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon exercise of the Warrants in the form of Exhibit D attached hereto (the "Irrevocable Transfer Agent Instructions"). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(f) hereof and as contemplated by the Registration Rights Agreement, will be given by the Company to its transfer agent, and that, as to actions by the Company, the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Warrant Shares to the Buyer, assignee or transferee, as the case may be, without any restrictive legend, subsequent to compliance with applicable state and federal securities laws.

         6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         Closing Date. The obligation of the Company hereunder to issue and sell the Common Shares and the related Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                           (i)  Such  Buyer  shall  have  executed  each  of the
Transaction Documents to which it is a party and delivered the same to the Company and .

                           (ii) Such Buyer shall have  delivered  to the Company
the Purchase Price (less, the amounts withheld pursuant to Section 4(e)) for the Common Shares and the related Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                           (iii)  The  representations  and  warranties  of such
Buyer shall be true and correct in all material respects (except for representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects (except for covenants, agreements and conditions that are qualified by materiality, which shall be true and correct in all respects) with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

         7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

         Closing Date. The obligation of each Buyer hereunder to purchase the Common Shares and the related Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                           (i) The Company  shall have executed and delivered to
such Buyer each of the Transaction Documents and the related Warrants (in such amounts as such Buyer shall request) and shall have authorized the Transfer Agent to issue the Common Shares (in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement within two (2) Business Days of the Closing.

                           (ii) Such Buyer  shall have  received  the opinion of
Wilson Sonsini Goodrich & Rosati, the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit E attached hereto.

                           (iii) The Company shall have  delivered to such Buyer
a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, which instructions shall have been delivered to the Company's transfer agent.

                           (iv) The Company shall have delivered to such Buyer a
certificate evidencing the incorporation and good standing of the Company in its state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Closing Date.

                           (v) The Company shall have  delivered to such Buyer a
certificate evidencing the Company's qualification as a foreign corporation and good standing issued by the Secretary of State of the State of California as of a date within five days of the Closing Date.

                           (vi) The Company shall have delivered to such Buyer a
certificate, executed by the Assistant Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer (the "Resolutions"), (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit F.

                           (vii)  The  representations  and  warranties  of  the
Company shall be true and correct in all material respects (except for representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects (except for covenants, agreements and conditions that are qualified by materiality, which shall be complied with in all respects) with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit G.

                           (viii) The Company shall have delivered to such Buyer
a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

                           (ix)   The   Company    shall   have   obtained   all
governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Common Shares and the Warrants , including, without limitation, the expiration or waiver of the 15-day period set forth in Rule 4310(c)(17) of the National Association of Securities Dealers, Inc.

                           (x) The  Common  Stock  (I) shall be  designated  for
quotation or listed on the Principal Market and (II) shall not have been suspended by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

         8. TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer on or before forty-five (45) days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 8 by Buyer and the Company has failed to satisfy the conditions in Section 7 above, the Company shall remain obligated to reimburse the Buyers for the expenses described in Section 4(e) above.

         9. MISCELLANEOUS.

                  (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  (c)  Headings.   The  headings  of  this   Agreement  are  for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Agreement.

                  (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  (e) Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of Common Shares representing at least a majority of the amount of the Common Shares, or, if prior to the Closing Date, the Buyers listed on the Schedule of Buyers as being obligated to purchase at least a majority of the amount of the Common Shares. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Common Shares then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of Common Shares or holders of the Warrants, as the case may be. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

                  (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                  47071 Bayside Parkway
                  Fremont, CA 94538
                  Phone: (510) 687-7000
                  Fax: (408) 745-9130
                  Attention:  Ms. Kathleen R. McElwee

         with a copy to:

                  Wilson Sonsini Goodrich & Rosati, R.C.
                  650 Page Mill Road
                  Palo Alto, CA  94304
                  Phone:  (650) 493-9300
                  Fax:  (650) 493-6811
                  Attention:  Bret M. DiMarco, Esq.

         If to the Transfer Agent:

                  EquiServe Trust Company, N.A.
                  P.O. Box 43023
                  Providence, RI 02940-3023
                  Phone:  (816) 843-4299
                  Fax:  (617) 360-6900
                  Attention:  Investor Relations

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

                  (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Common Shares or the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of Common Shares representing at least a majority of the number of the Common Shares, including by merger or consolidation. A Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

                  (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  (i)  Survival.  Unless  this  Agreement  is  terminated  under
Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9 shall survive until the three (3) year anniversary of the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                  (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  (k) Indemnification. In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or
(c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

                  (l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  (m) Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

                  (n) Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                  (o) Independent Nature of Buyers' Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitations, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

                            [Signature Page Follows]

IN WITNESS WHEREOF, each Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


COMPANY:                                       BUYERS:

VA SOFTWARE CORPORATION                        THE RIVERVIEW GROUP LLC

By:                                            By:
   -------------------------------                ----------------------------
   Name:  Ali Jenab                               Name:  Terry Feeney
   Title: Chief Executive Officer                 Title: Chief Operating Officer

                               SCHEDULE OF BUYERS

          (1)                            (2)                        (3)            (4)                       (5)
                                     Address and                 Number of       Number of    Legal Representative's Address and
         Buyer                     Facsimile Number            Common Shares     Warrants             Facsimile Number
         -----                     ----------------            -------------     --------             ----------------
The Riverview Group LLC       666 Fifth Avenue, 8th floor        3,529,412        705,883         Schulte Roth & Zabel LLP
                              New York, New York 10103                                            919 Third Avenue
                              Attention: Manager                                                  New York, NY 10022
                              Facsimile: (212) 841-4141                                           Attn:  Eleazer Klein, Esq.
                              Telephone: (212) 841-4100                                           Facsimile:  (212) 593-5955
                              Residence: New York                                                 Telephone:  (212) 756-2000




                                    EXHIBITS
                                    --------

Exhibit A  Form of Warrants
Exhibit B  Form of Registration Rights Agreement
Exhibit C  Schedule of Exceptions
Exhibit D  Form of Irrevocable Transfer Agent Instructions
Exhibit E  Form of Company Counsel Opinion
Exhibit F  Form of Secretary's Certificate
Exhibit G  Form of Officer's Certificate